                             LETTER OF TRANSMITTAL
    TO TENDER SHARES OF COMMON STOCK (INCLUDING SCRIP) AND PREFERRED STOCK
                                      OF
                            PMC INTERNATIONAL, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 9, 1998
                                      BY
                                  ZACQ CORP.
                         A WHOLLY OWNED SUBSIDIARY OF
                          THE ZIEGLER COMPANIES, INC.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
         ON THURSDAY, DECEMBER 10, 1998, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                         FIRSTAR BANK MILWAUKEE, N.A.
                         (F/K/A) FIRSTAR TRUST COMPANY

         BY MAIL:           BY OVERNIGHT DELIVERY:            BY HAND:
 Corporate Trust Services  Corporate Trust Services   Corporate Trust Services
      P.O. Box 2077       1555 N. RiverCenter Drive  1555 N. RiverCenter Drive
   Milwaukee, WI 53201            Suite 301                  Suite 301
                             Milwaukee, WI 53212        Milwaukee, WI 53212

                            FACSIMILE TRANSMISSION
                        For Eligible Institutions Only:
                                (414) 905-5049
                             Confirm by Telephone
                                (414) 276-3737

                             FOR INFORMATION CALL:
                                (800) 637-7549
                                (414) 276-3737

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are being forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Firstar Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

  Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

 [_]CHECK HERE IF TENDERED SHARES (INCLUDING SCRIP) ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

 Name of Tendering Institution ________________________________________________

 If delivered by Book-Entry Transfer, The Depository Trust Company must be used; provide Account Number and Transaction Code Number in the space below:

 Account Number _______________________ Transaction Code Number _______________

 [_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES (INCLUDING SCRIP) ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY (PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY) AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s): ______________________________________________

 Date of Execution of Notice of Guaranteed Delivery: __________________________

 Name of Institution that Guaranteed Delivery: ________________________________

 If delivered by Book-Entry Transfer, The Depository Trust Company must be used; provide Account Number and Transaction Code Number in the space below:

 Account Number _______________________ Transaction Code Number _______________

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED   TENDERED CERTIFICATES(ATTACH SIGNED
  HOLDER(S) (PLEASE FILL IN, IF BLANK,        ADDITIONAL LIST IFNECESSARY)
     EXACTLY AS NAME(S) APPEAR(S) ON
   CERTIFICATE(S) AND SHARES TENDERED)
-------------------------------------------------------------------------------

                                              CERTIFICATENUMBER(S)*

                                                     NUMBER
                                                    OF SHARES
                                            SPECIFY                NUMBER
                                           COMMON OR          OF SHARES TENDERED
                                             SCRIP                  **
                                          OR PREFERRED
                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                    TOTALSHARESTENDERED
                                                     SCRIP   COMMON   PREFERRED
-------------------------------------------------------------------------------
 *DOES NOT need to be completed if Shares are tendered by book-entry transfer. **If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
-------------------------------------------------------------------------------
 [_]Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 12.

    Number of Shares represented by lost, destroyed or stolen certificates:
    Common        Scrip        Preferred


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                  CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to ZACQ Corp., a Colorado corporation (the "Purchaser") and a wholly owned subsidiary of The Ziegler Companies, Inc., a Wisconsin corporation, the above-described shares of common stock, par value $.01 per share, including scrip (the "Common Shares"), and the above-described shares of $0.325 Cumulative Series A Preferred Stock, no par value per share (the "Preferred Shares") (collectively, the Common Shares and the Preferred Shares are referred to as the "Shares") of PMC International, Inc., a Colorado corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Common Shares, including scrip, at a price of $.60 per share, net to the tendering shareholder in cash, and all of the outstanding Preferred Shares at a price of $2.50 per share, net to the tendering shareholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 9, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Purchaser) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the aggregate purchase price with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Purchaser that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and

      (ii) such tender of Shares complies with Rule 14e-4 under the 1934
    Act;

    (b) when and to the extent the Purchaser accepts such Shares for purchase, the Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Purchaser deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of the Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The type (common or preferred) and certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or (as discussed in Instruction 8) may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Purchaser purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Purchaser for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  The check for the aggregate purchase price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)


 To be completed ONLY if                   To be completed ONLY if
certificates for Shares not               certificates for Shares not
tendered or not accepted for              tendered or not accepted for
payment and/or the check for the          payment and/or the check for the
aggregate purchase price of Shares        aggregate purchase price of Shares
accepted for payment are to be            accepted for payment are to be sent
issued in the name of someone other       to someone other than the
than the undersigned.                     undersigned, or to the undersigned
                                          at an address other than that shown
                                          under "Description of Shares
                                          Tendered."

Issue:
[_] Check to:

[_] Certificates to:

Name(s) ____________________________      Mail:
           (Please Print)                 [_] Check to:

                                          [_] Certificates to:

Address ____________________________

------------------------------------      Name(s) ____________________________
                                                       (Please Print)

                          (Zip Code)

                                          Address ____________________________

------------------------------------
 (Taxpayer Identification or Social       ------------------------------------
          Security Number)                                          (Zip Code)

  (See Substitute Form W-9 below.)

                                           IF YOU FILL OUT THIS BOX, YOU MUST
 IF YOU FILL OUT THIS BOX, YOU MUST          HAVE YOUR SIGNATURE GUARANTEED
   HAVE YOUR SIGNATURE GUARANTEED                        BELOW.
               BELOW.

                                   IMPORTANT
                           SHAREHOLDER(S): SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 X ____________________________________________________________________________

 X ____________________________________________________________________________
                           Signature(s) of Holder(s)

                 Dated: __________________, 199_.

   (Must be signed by a registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by a person(s) authorized to become registered holder(s) by certificate and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): _____________________________________________________________________
                                 (Please Print)

     _______________________________________________________________________

 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________

     _______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER: ___________________________
                        (SEE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                                 (Please Print)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Dated: _________________,
                          199

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required if:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate(s) tendered with this Letter of Transmittal and such registered holder(s) has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Order of Purchase). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within the time period provided in Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

  The Purchaser will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer of Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made, or the certificate(s) for the Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

    (d) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser of their authority to so act.

  6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Purchaser will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any other person than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate purchase price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

  8. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Purchaser's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Neither the Purchaser, Depositary, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at its address and telephone number set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  10. 31% BACKUP WITHHOLDING. Under Federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary (as payor) with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to such shareholder or other payee with respect to the Offer may be subject to 31% backup withholding.

  Certain shareholders (including, among others, certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

  The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  11. WITHHOLDING FOR NON-U.S. SHAREHOLDERS. Although a non-U.S. shareholder may be exempt from U.S. Federal backup withholding, certain payments to non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% from gross payments made to non-U.S. shareholders pursuant to the Offer unless the Depositary determines that a non-U.S. shareholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a "non-U.S. shareholder" means a shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State or political subdivision of the foregoing, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a "United States Trust." A United States Trust is any trust if, and only if, (i) a court within the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more U.S. trustees have the authority to control all substantial decisions of the trust. A non-U.S. shareholder will not be subject to the withholding tax if the payment from the Company is effectively connected with the conduct of a trade or business in the United States by such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder) and the non-U.S. shareholder has furnished the Depositary with a properly executed IRS Form 4224 prior to the time of payment.

  A non-U.S. shareholder who is eligible for a reduced rate of withholding pursuant to U.S. income tax treaty must certify such to the Depositary by providing to the Depositary a properly executed IRS Form 1001 prior to the time payment is made. A non-U.S. shareholder may be eligible to obtain from the IRS a refund of tax withheld if such non-U.S. shareholder is able to establish that no tax (or a reduced amount of tax) is due.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures.

  13. DEFINITIONS. For purposes hereof, the term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant.

  14. PROXY. By executing the Letter of Transmittal as set forth above, a tendering shareholder irrevocably appoints designees of the Offeror as such shareholder's proxy, with full power of substitution, in the manner set forth in the Letter of Transmittal, to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by the Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after November 3,
1998). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment is effective when, and only to the extent that, the Offeror accepts for payment the Shares deposited with the Depositary. Upon acceptance for payment, all prior proxies given by the shareholder with respect to such Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consent executed (and, if given or executed, will not be deemed effective). The designees of the Offeror will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of such shareholder as they in their sole judgment deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof. The Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Offeror's payment for such Shares, the Offeror must be able to exercise full voting and other rights with respect to such Shares and the other securities or rights issued or issuable in respect of such Shares, including voting at any meeting of shareholders (whether annual or special and whether or not adjourned) in respect of such Shares.

                      PAYOR'S NAME: FIRSTAR TRUST COMPANY

-------------------------------------------------------------------------------
 SUBSTITUTE           Part 1--PLEASE PROVIDE YOUR        Social Security
 FORM W-9             TIN IN THE BOX AT RIGHT AND        Number or
                      CERTIFY BY SIGNING AND DATING      Employer
                      BELOW                              Identification
                                                         Number:

 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE


 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION                                 ---------------------

 NUMBER (TIN)
                     ----------------------------------------------------------
                      Part 2--CERTIFICATION--Under penalties of perjury, I certify that:
                      (1) The number shown on this form is my correct
                          Taxpayer Identification Number (or I am waiting
                          for a number to be issued to me) and
                      (2) I am not subject to backup withholding either
                          because: (a) I am exempt from backup withholding,
                          or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS
                          has notified me that I am no longer subject to
                          backup withholding.
                     ----------------------------------------------------------
                      CERTIFICATION INSTRUCTIONS--You must cross    Part 3
                      out item (2) above if you have been
                      notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item
                      (2).

                                                                    Awaiting
                                                                    TIN [_]

                      The Internal Revenue Service does not
                      require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                      SIGNATURE _____________ DATE ______________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 ______________________________________________________________________________
               Signature                                Date

                    The Information Agent for the Offer is:


                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL-FREE: (800) 223-2064